                                                                   EXHIBIT 10.14

                                 FIRST AMENDMENT

         FIRST AMENDMENT, dated as of August 22, 2001 (this "Amendment"), to the Credit Agreement, dated as of October 25, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"), among UNIVERSAL HOSPITAL SERVICES, INC., a Minnesota corporation (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), KEY CORPORATE CAPITAL INC., as collateral agent, HELLER FINANCIAL INC., as syndication agent, CANADIAN IMPERIAL BANK OF COMMERCE, as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), and CIBC WORLD MARKETS CORP., as lead arranger and book manager thereunder. Capitalized terms not otherwise defined herein shall have the same meanings as specified therefor in the Credit Agreement.

                                    RECITALS

         The Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as set forth in this Amendment, and the Administrative Agent and the Lenders are willing to agree to such amendments, but only on the terms and subject to the conditions set forth in this Amendment.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

              1. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

              (a) Upon the satisfaction of the condition set forth in Section 3(b) of this Amendment, Section 1.1 of the Credit Agreement shall be amended by adding the following definition after the definition of "Person":

                        ""PIK Preferred Stock":  as defined in Section 9.7(e)."

              (b) Upon the satisfaction of the condition set forth in Section 3(b) of this Amendment, Section 1.1 of the Credit Agreement shall be amended by adding the following definition after the definition of "Indebtedness":

                        ""Initial Public Offering": the Public Offering to be
              consummated no later than December 31, 2001 and which yields Net Proceeds to the Borrower in an amount not less than $60,000,000."

              (c) The definition of "Specified Capital Expenditures" in Section
         1.1 of the Credit Agreement is hereby amended by deleting such definition in its entirety and substituting in lieu thereof a new definition to read as follows:

                        ""Specified Capital Expenditures": (a) for any fiscal
              quarter of the Borrower ended on or prior to December 31, 2001, 50% of the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal quarter, and (b) for each fiscal quarter of the Borrower ended during any period set forth in the table below, the percentage set forth opposite such period in the table below of the aggregate amount of Capital Expenditures made by the Borrower and its Subsidiaries during such fiscal quarter:

              ------------------------------------------------------------------
                              Period                                  Percentage
              ------------------------------------------------------------------
              January 1, 2002 through December 31, 2002                 40%
              ------------------------------------------------------------------
              January 1, 2003 through December 31, 2003                 30%
              ------------------------------------------------------------------

              ------------------------------------------------------------------
                              Period                                  Percentage
              ------------------------------------------------------------------
              January 1, 2004 and thereafter                            20%
              ------------------------------------------------------------------

              (d) Upon the satisfaction of the condition set forth in Section 3(b) of this Amendment, Section 1.1 of the Credit Agreement shall be amended by adding the following definition after the definition of "Collateral Agent":

                        ""Common Stock Warrant": the warrant to purchase up to
              350,000 shares of common stock, par value $0.01 per share, of the Borrower, issued pursuant to the Warrant Purchase Agreement, dated as of December 18, 1998."

              (e) Upon the satisfaction of the condition set forth in Section 3(b) of this Amendment, Section 5.5(c) of the Credit Agreement shall be amended by adding immediately after the phrase "Permitted Acquisition," in subsection (i) the following:

           "provided that in connection with the Initial Public Offering, the Borrower shall prepay the Revolving Credit Loans in an amount equal to 75% of the Net Proceeds of the Initial Public Offering, and shall reduce the Revolving Credit Commitments in an amount equal to 50% of the Net Proceeds of the Initial Public Offering,"

              (f) Section 9.5 of the Credit Agreement is hereby amended by (i) deleting the "and" at the end of subsection (a), (ii) deleting the period at the end of subsection (b) and substituting in lieu thereof"; and", and (iii) adding a new subsection 9.5(c) to read as follows:

                        "(c) the Borrower may merge with and into a newly formed
              corporation incorporated in Delaware having the identical stockholders and having identical numbers of and classes of stock as the Borrower, solely for the purpose of the Borrower becoming incorporated in Delaware, the terms of which transaction and all legal matters in respect thereof shall be reasonably satisfactory to the Administrative Agent."

              (g) Section 9.16 of the Credit Agreement is hereby amended by adding at the end of such Section immediately after the phrase "withheld or delayed", the following new proviso:

           "provided, however, that (a) in connection with the Borrower's reincorporation described in Section 9.5(c), the Borrower may adopt the Certificate of Incorporation and Bylaws previously provided to the Administrative Agent, and (b) in connection with the reverse stock split to be adopted prior to the Initial Public Offering, the Borrower may amend its Articles of Incorporation to reflect such reverse stock split so long as the percentage of authorized shares of any class or series of Capital Stock that remains unissued after such amendment shall be the same as the percentage of authorized shares of that class or series that were unissued before the amendment."

              (h) Upon the satisfaction of the condition set forth in Section 3(b) of this Amendment, Section 9.7 of the Credit Agreement shall be amended by (i) deleting the "and" at the end of subsection (c), (ii) deleting the period at the end of subsection (b) and substituting in lieu thereof "; and", and (iii) adding a new subsection 9.7(e) to read as follows:

                        "(e) so long as no Event of Default has occurred and is
              continuing or would result therefrom, the Borrower may redeem (i) all but not less than all of the shares of its Series B 13% Cumulative Accruing Pay-In-Kind Preferred Stock (the "PIK Preferred Stock"), including accrued dividends, upon the terms and conditions set forth in the Certificate of Designations of the PIK Preferred Stock for a redemption pursuant to Section 5(b)(ii) of such Certificate of Designations and at the "Offering Redemption Price", as defined in such Certificate of Designations, and (ii) the Common Stock Warrant at a redemption price per share of common stock subject to the Common Stock

              Warrant not to be greater than the excess of the offering price per share for the common stock offered in the Initial Public Offering over the exercise price per share set forth in the Common Stock Warrant, in each case solely from the Net Proceeds of the Initial Public Offering, provided that (A) such redemptions shall be completed within 15 days following the Initial Public Offering and (B) the portion of the aggregate Net Proceeds of the Initial Public Offering so applied to redeem the PIK Preferred Stock and the Common Stock Warrant shall not exceed 25% of the aggregate amount of the Net Proceeds of the Initial Public Offering."

              (i) The table set forth in Section 9.8 of the Credit Agreement is hereby amended by (i) deleting the amount "$42,500,000" listed under the heading "Amount" opposite the phrase "Fiscal year ending December 31, 2003" and substituting in lieu thereof the amount "$50,000,000", and (ii) deleting the amount "$42,500,000" listed under the heading "Amount" opposite the phrase "January 1, 2004 through the Revolving Credit Termination Date" and substituting in lieu thereof the amount "$57,000,000".

              2. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, the Borrower hereby represents and warrants that after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and the other Loan Documents will be true and correct in all material respects as if made on and as of the date hereof and no Default or Event of Default will have occurred and be continuing.

              3.       Effectiveness.

              (a) The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent (the date of such satisfaction, the "Effective Date"):

                        (i) the receipt by the Administrative Agent of this Amendment duly executed and delivered by duly authorized officers of the Borrower, the Administrative Agent and the Lenders having Credit Exposure Percentages aggregating at least 66 2/3%;

                        (ii) the Borrower shall have paid to the Administrative Agent, for the account of the Lenders which have executed and delivered this Amendment prior to August 27, 2001, an amendment fee in the amount set forth in the letter from the Administrative Agent and the Arranger dated August 20, 2001;

                        (iii) the receipt by the Administrative Agent of any
              other documents relating hereto that the Administrative Agent shall reasonably request prior to the date hereof; and

                        (iv) after giving effect to the amendments provided for herein, the representations and warranties contained in the Credit Agreement and in the other Loan Documents will be true and correct in all material respects as if made on and as of the Effective Date and no Default or Event of Default will have occurred and be continuing.

              (b) The amendments to the Credit Agreement set forth in Sections 1(a), (b), (d), (e) and (h) of this Amendment shall be effective only upon the satisfaction of the following conditions precedent:

                        (i) the consummation of the Initial Public Offering on or prior to December 31, 2001;

                        (ii) the receipt by the Borrower of Net Proceeds of at least $60,000,000 from the Initial Public Offering;



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

                        (iii) the receipt by the Administrative Agent of copies
              of the registration statement (including the prospectus contained therein, and any amendments thereto), and any other documents relating to the Initial Public Offering reasonably requested by the Administrative Agent; and

                        (iv) immediately prior to, and after giving effect to, the Initial Public Offering and the amendments to the Credit Agreement contemplated by Sections 1(a), (b), (d), (e) and (h) of this Amendment, (x) all of the representations and warranties contained in the Credit Agreement and in the other Loan Documents (as so amended) will be true and correct in all material respects as if made on and as of the effective date of the Initial Public Offering, and (y) no Default or Event of Default will have occurred and be continuing.

              4. No Other Amendments. Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms, without any waiver, amendment or modification of any provision thereof.

              5. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

              6. Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of the reasonable out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of Cadwalader, Wickersham & Taft, counsel to the Administrative Agent.

              7. No Defenses, Release. None of the Borrower nor any other Loan Party has any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, or if any such Person does have any claims, counterclaims, offsets or defenses to the Loan Documents or the Obligations, the same are hereby waived, relinquished and released in consideration of the execution and delivery of this Amendment by the Lenders parties hereto. By its execution hereof and in consideration of the mutual covenants contained herein and the accommodations granted to the Borrower hereunder, the Borrower on behalf of itself and the other Loan Parties expressly waives and releases any and all claims and causes of actions any of them may have, or allege to have (and all defenses which may arise out of any of the foregoing), whether known or unknown, against the Administrative Agent or any Lender or any of their Affiliates, employees, directors, officers, attorneys or agents, arising out of the credit relationship between the Borrower and the Lenders up to and including the date of this Amendment.

              8. Integration. This Amendment, the Credit Agreement and the other Loan Documents represent the agreement of the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in Credit Agreement or the other Loan Documents.

              9. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                            [SIGNATURE PAGES FOLLOW]


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




              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                    UNIVERSAL HOSPITAL SERVICES, INC.




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CANADIAN IMPERIAL BANK OF COMMERCE, AS
                                        ADMINISTRATIVE AGENT




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    KEY CORPORATE CAPITAL INC., AS COLLATERAL
                                        AGENT AND AS A LENDER




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    CIBC INC.




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    FLEET NATIONAL BANK




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:

                                    HELLER FINANCIAL, INC., AS SYNDICATION AGENT




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    NATIONAL BANK OF CANADA




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title:


                                    TRANSAMERICA BUSINESS CREDIT
                                        CORPORATION




                                    By:
                                        ----------------------------------------
                                        Name:
                                        Title: